UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
December 22, 2006 (December 18, 2006)
PEROT SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On December 18, 2006, Perot Systems Government Services, Inc. (“PSGS”), a wholly-owned subsidiary of Perot Systems Corporation (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with QSS Group, Inc., a Maryland corporation (“QSS”), and the stockholders of QSS. Pursuant to the terms of the Agreement, the Company would pay the stockholders of QSS $250,000,000 in cash in exchange for all of the outstanding stock of QSS. The purchase price is subject to adjustment based on certain balance sheet items. The closing of the proposed transaction is contingent on the satisfaction of customary closing conditions, including satisfaction of requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits.

Exhibit
Number	Description
99.1	Press release dated December 18, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2006	PEROT SYSTEMS CORPORATION
	By:	/s/ Rex C. Mills
Rex C. Mills, Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated December 18, 2006.